Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents

24. Cash and cash equivalents

At December 31, 2024 cash and cash equivalents amounted to EUR 98,270 thousand, compared to EUR 69,602 thousand at December 31, 2023. On March 26, 2024, Stevanato Group closed its underwritten follow-on public offering of an aggregate of 14,605,000 of its ordinary shares, including the full exercise of the underwriters’ option to purchase 1,905,000 additional ordinary shares to cover over-allotments, at a public offering price of USD 26.00 per share. Stevanato Group sold 7,302,500 ordinary shares (the "Company's Offering"), and Stevanato Holding S.r.l., sold 7,302,500 ordinary shares (the "Selling Shareholder's Offering"). The total gross proceeds from the follow-on offering, before deducting underwriting discounts and commissions and offering expenses, amounted to USD 189,865 thousand from each of the Company's Offering and the Selling Shareholder's Offering. Stevanato Group did not receive any proceeds from the Selling Shareholder's Offering. For the year ended December 31, 2024 the cash flow generated from the net proceeds from the follow-on offering after deducting underwriting discounts and commissions and offering expenses amounted to EUR 169,772 thousand.